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                            SECOND AMENDMENT TO LEASE
                                  (WITH OPTION)
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         This Second Amendment to Lease (With Option) ("Agreement") is
effective as of the 1st day of April, 1999 (the "Effective Date"), by and between PALACE STATION HOTEL & CASINO, INC., a Nevada corporation or its designee (hereinafter "Optionee" or "Tenant") and FLAMINGO ASSOCIATES, INC., a Nevada corporation (hereinafter, "Optionor" or "Landlord") based upon the following recitals:

         A. Optionor and Optionee entered into that certain First Amendment to Lease (With Option) dated April 1, 1999 (the "First Amendment").

         B. Optionor and Optionee desire to amend the First Amendment as described herein.

         NOW, THEREFORE, in consideration of the terms, covenants, conditions and provisions hereinafter set forth and other good and valuable consideration, the parties hereby agree to amend and modify the First Amendment to the limited extent set forth herein. Any capitalized terms used in this Agreement not otherwise defined herein shall be defined as set forth in the First Amendment.

1.       The following is inserted as Section II(A)(5) of the First Amendment:

                  5. Assignment Separate from Leases. Optionor and Optionee agree, for the express benefit of Optionee's leasehold mortgagees, (a) that the Option is not assignable separate from an assignment of all of the Leases, (b) that any successor tenant who acquires Optionee's right, title and interest in and to all of the Leases shall automatically and concurrently succeed to Optionee's right, title and interest in and to the Option, and (c) that any attempted assignment of the Option separate from the Leases shall be void.

2. Section X of the First Amendment is hereby deleted and replaced with the following:

                  X. LANDLORD'S RIGHT TO ENCUMBER. Notwithstanding any provision of the Leases to the contrary, Landlord shall have the right from time-to-time, to pledge, mortgage or encumber its interest in the Leases or assign its interest in the Rental amounts due thereunder without the prior consent of Tenant; provided, however, that if and when Landlord makes such assignment, pledge, mortgage or encumbrance,

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                           any such lender shall agree that Tenant's quiet
                           possession and enjoyment of the Demised Premises will not be disturbed as a result of such assignment, pledge, mortgage or encumbrance or for any reason related thereto (provided that this sentence shall not be construed as a waiver of any right that any purchaser by foreclosure or deed in lieu thereof may have, as the landlord under the Leases, to terminate the Leases or exercise other available remedies with respect to a default by Tenant thereunder, subject to all applicable provisions of the Leases) and that said assignment, pledge, mortgage or encumbrance shall be subordinate to the Option in favor of Optionee. In the event of such assignment, pledge, mortgage or encumbrance, Landlord shall provide Tenant with a copy of the documents evidencing such action prior to the effective date thereof.

3. All terms and provisions of the First Amendment, other than as set forth above, shall remain in full force and effect in their entirety.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above-written

"Optionor"

FLAMINGO ASSOCIATES, INC.,
a Nevada corporation

By:                          /s/ IAN ROSS, VICE - PRES.
                             ----------------------------------
Name:                        Ian Ross
                             ----------------------------------
Title:                       Vice - Pres.
                             ----------------------------------
Date:
                             ----------------------------------

"Optionee"

PALACE STATION HOTEL & CASINO, INC.,
a Nevada corporation
By:                          /s/ SCOTT M NIELSON
                             ----------------------------------
Name:                        Scott M Nielson
                             ----------------------------------
Title:                       Secretary
                             ----------------------------------
Date:
                             ----------------------------------

Bank of America, N.A., as Collateral Agent ("Beneficiary"), as the leasehold mortgagee with respect to the above-referenced Leases, hereby consents to the First Amendment and this Agreement and agrees that a successor to Tenant pursuant to a foreclosure of Beneficiary's deed of trust (or transfer by deed in lieu thereof) shall

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be bound by such amendments (and shall also, as more particularly described in such deed of trust, succeed to Tenant's right, title and interest in and to the Option).

                              BANK OF AMERICA, N.A., as Collateral Agent

                              By:  /s/ JANICE HAMMOND
                                   --------------------------------------
                                   Janice Hammond
                                   Vice President, Agency Specialist


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